Exhibit 99.1
Polaris Industries Inc. European Investor Presentation September 2009

Polaris At a Glance Founded in 1954 Manufacturer of a diversified mix of high-quality, high-performance motorized products for recreational and utility use Strong, Recognized Global Brand #1 in the world in market share for Off-Road Vehicles (ATV and SxS vehicles) Long track record of execution and growth 2008 Sales: $1.95 billion Strong history of profitable growth Robust balance sheet High Return on Equity: 76% in 2008 Solid cash flows to fund continued growth Highly productive, non-union workforce; currently 3,300 employees

United States International Canada 1371.1 304.2 273 2006 2007 2008 2006 1657 1780 1948 Polaris At a Glance By Product 2008 By Geography 2008 Off-Road Vehicles (ORV) 67% Victory Motorcycles 5% Snowmobile 10% Parts Garments & Accessories 18% Snowmobiles ORVs Parts Garmants & Accessories Victory 10 67 18 5 ATVs Side-by- Sides Sales (Millions)

History and Evolution Parts, Apparel & Accessories SNOWMOBILES The first Polaris snowmobile was made in 1956. ATVs Since 1985, Polaris has produced over 2 million ATVs. RANGER The first of many Polaris side-by-side off road vehicles was introduced in 1998. PWC Polaris manufactured Personal Watercraft from 1992 to 2004. VICTORY Polaris introduced its first on-road motorcycle in 1998. September 1987 Polaris became a publicly traded company. 1954--------------------------------------------------1987-----------------------------------------2008 Polaris established in 1954 Named after the North Star. In 2009, the ATVs and RANGER divisions were combined to form the Off-Road Division (ORV) Polaris Sales $1.9B

IR - Sept. 2009 5 $1.64 $1.81 $1.99 $2.28 $2.58 $2.97 $3.15 $2.72 $3.10 $3.50 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Consistent Financial Performance $1,245 $1,327 $1,427 $1,468 $1,552 $1,773 $1,870 $1,657 $1,984 $1,780 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Dollars (in millions) Sales from Continuing Operations Net Income Per Share from Continuing Operations Down 20% to 25% * A reconciliation of the Company’s calculation of cash flow provided to the most directly comparable cash flow measure, as required by Regulation G, appears in the appendix of this presentation. Per Diluted Share $189 $198 $178 $202 $211 $177 $179 $151 $120 $130 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Before Changes in Current Operating Items and Deferred Taxes Cash Flow from Continuing Operations* Dollars (in millions) $0.40 $0.44 $0.50 $0.56 $0.62 $0.92 $1.12 $1.24 $1.36 $1.52 $1.56 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Dividends (Per Share) +3% Guidance 10-year CAGR 5.8% 10-year CAGR 9.0% 10-year CAGR 6.1% 10-year dividend payout $349 million $2.70 to $2.90 -17% to -23% Guidance Guidance

IR - Sept. 2009 6 Industry-Leading Returns 15% 14% 15% 18% 18% 4% 11% 10% 13% 12% 7% 7% 7% 8% 7% 2004 2005 2006 2007 2008 38% 37% 41% 66% 76% 24% 25% 0% 22% 23% 19% 26% 18% 22% 30% 2004 2005 2006 2007 2008 Return on Shareholders’ Equity* 2004-2008 *From continuing operations Return on Assets* 2004-2008 PII Peer Average (BC, WGO, HOG, ACAT, TTC) S&P 500 Average

IR - Sept. 2009 7 -73% -70% -60% -59% -6% -6% -5% 7% 18% 59% BC ACAT WGO HOG S&P 500 Dow Jones PII Russell 2000 TTC DE -40% -31% -27% -24% -20% -20% -17% -7% 4% 9% HOG DE ACAT BC Russell 2000 S&P 500 Dow Jones PII WGO TTC Trailing Twelve Months Total Return August 21, 2008 August 21, 2009 Total Return to Shareholders Five Year Total Return August. 23, 2004 August 21, 2009 Source: CapitalIQ. Total Return = stock price plus reinvested dividends -5% BC Brunswick ACAT Arctic Cat WGO Winnebago HOG Harley TTC Toro DE Deere -7%

Industry End-Market Breakdown Groomed Trail / Touring Off-Trail / Aggressive Trail / Ditch Deep Powder / Mountain 0.86 0.17 0.34 0.12 Off-Road Vehicles Snowmobiles On-Road Vehicles Victory Motorcycles Recreation Enthusiuast Recreation Sport Multi Acre Home Owner Hunting Farmers/ Ranchers 0.29 0.25 0.24 0.23 0.03 Die-Hard "Biker" Motorcycle Enthusiast Show-off Rider Everyday Rider Weekend Rider 0.39 0.21 0.14 0.15 0.1 Note: Data represents North American demographics

NORTH AMERICA: Medina, MN - Headquarters Roseau, MN - Manufacturing; R&D Wyoming, MN - R&D Osceola, WI - Manufacturing Spirit Lake, IA - Manufacturing Vermillion, SD - PG&A Distribution Winnipeg, Canada - Sales Approx. 1,600 independent dealerships Polaris Worldwide Locations INTERNATIONAL: Sales Subsidiaries: France; Great Britain; Sweden; Norway; Australia; New Zealand; Germany; Spain 43 Distributors in approx. 130 countries outside North America Approx. 1,000 independent dealerships

Polaris Competitive Advantage Diversified Product Portfolio Innovative Culture First to market with new features or new models Culture of continuous improvement Applications Engineering Ride and handling of Polaris vehicles considered key competitive advantage Close to the customer; engineer new features/models to meet their needs Flexible Manufacturing Vehicles designed with common platforms and processes Ability to quickly adapt to shifts in demand and industry trends

Polaris 5-Year Strategic Objectives Best in Powersports PLUS 5-8% organic growth Growth through Adjacencies $100 - 300M growth Global Market Leadership >25% of Polaris Revenue Operations is a Competitive Advantage Op Ex drives >200bpts Operating Margin improvement Strong Financial Performance Sustainable, Profitable Growth

WHY THIS IS GOOD International New Geographies New Capabilities More Experiences Polaris A Global Powerhouse Product/ Process Leadership Stronger, more profitable dealers Financial strength to fund growth Polaris Powersports Leadership Organic Growth New Products New Technologies Operational Excellence Better Value Better Supplier More Flexibility New Customers New Applications New Partners New Markets

Business Development New Customers New Channels New Geographies New Products & Technologies Innovative Culture Engineering Adaptability Operations Flexibility Corporate Speed Priorities International Growth Outside Powersports On Road Target Criteria Accretive Attractive ROIC Growth Accelerator Capacity Strong Cash Flow Strong Balance Sheet Strong Bank Group DISCIPLINED APPROACH TO INCREASING SHAREHOLDER VALUE

Polaris Industries Inc. Product Overview

Product Segment Overview Off-Road Vehicles Snowmobiles Worldwide Market Size (Units) Polaris' Competitive Advantages Top Three Competitors 955,000 164,000 54 years of experience Strong brand recognition Industry-leading ride and handling BRP Arctic Cat Yamaha ATV 665,000 Side-by-Side 290,000 Hardest working, smoothest riding; RZR-sharp side- by-side performance Industry-leading performance and features; full line of products Honda Yamaha Kawasaki Yamaha Kawasaki John Deere On-Road Vehicles, U.S. 284,000 Motorcycles 254,000 Low Emission Vehicles 30,000* Unique designs Industry- leading ownership satisfaction American made Most comfortable ride Adaptable Harley Davidson Honda Yamaha Golf Car Companies Customizers * Company estimate

Off-Road Vehicle Division Competitive Advantage Market share leading position Hardest working; Smoothest riding Full Featured products Strong Brand Product innovation ORV 67% Utility Recreation Multi-passenger Side-by-Side Product Segments ATV Sport Sport Performance Utility 2-Passenger Full-size Mid-size Youth Off Road Vehicle Victory Snowmobile PG&A 0.67 0.05 0.1 0.18 Sales 2006 2007 2008 2009 2006 1117 1195 1306 980 65 (Millions) Down 21% to 25% guidance

OFF-ROAD COMPETITIVE OVERVIEW #5 N/A #9 Kubota #4 N/A #8 Deere N/A #7 #7 Can Am/BRP #6 #6 #6 Arctic Cat N/A #5 #5 Suzuki #3 #4 #4 Kawasaki #2 #2 #3 Yamaha N/A #1 #2 Honda #1 #2 #1 Polaris 2009 TREND 2008 SxS 2008 ATV 2008 TOTAL ORV 2008 U.S. Industry Sales POLARIS #1 VS. TOUGH COMPETITORS NORTH AMERICA

POLARIS SIDE-BY-SIDE INCREMENTALITY Polaris RZR Polaris RANGER XP INDUSTRY 33% ATV Steal 23% Polaris Steal 13% Polaris Steal 87% Incremental 77% Incremental 67% Incremental POLARIS SXS HIGHLY INCREMENTAL 50% own an ATV 51% 1st time SxS 53% 1st time SxS

4-PART PLAN TO WIN IN 2009 AND BEYOND OFF-ROAD VEHICLES STRATEGY Leverage New Products to Gain Share Sportsman XP, NEW RANGER, Combined Marketing Continue to Drive Operational Excellence Cost: Engineering Driven, Purchasing Driven, Expense Driven Max Velocity Program: Expand MVP model to 50% of volume Leverage Current Platforms Existing Engines, Existing Chassis, Existing Content Continue to Grow Adjacent Markets (Military and Bobcat) Grow Military, NEW Bobcat Partnership

ADJACENT MARKETS - MILITARY Leverage Full Line of Mission Support Vehicles MV700, MVRS700, plus Sportsman & RANGERs New Products To Serve More Markets RANGER 400 + RANGER EV + Future Bobcat Co-Developed Vehicles Expanding to other Government Agencies Department of Homeland Security, Department of Interior Grow Sales to US Foreign Military Allies Key focus in Europe & Middle East +42% +50% to 100% Full Year Guidance Polaris Military Sales POLARIS DEFENSE - STRONG GROWTH OPPORTUNITY

Announced Q1 2009 #1 ORV manufacturer / #1 Compact construction manufacturer Technology sharing Co-development and supply of highly differentiated work vehicles New vehicles available mid-to-late 2010 Bobcat Alliance

Competitive Advantage Strong Brand - #2 in Snowmobile market share in North America Legacy of Company - Snowmobiles 1st product offering Snowmobile Division Snow 10% Performance Crossover Deep Snow Tour Utility Youth (Millions) Off Road Vehicle Victory Snowmobile PG&A 0.67 0.05 0.1 0.18 Product Segments 2006 2007 2008 2009 2006 157 179 205 164 15 Sales guidance Down 15% to 20%

Low Emission Vehicles Motorcycles Cruisers Touring On-Road Division Product Segments New! Low Emission Vehicles Announced July 2009 Electric Vehicles designed for: Paved and hard packed surfaces Master planned communities Breeze(tm) Competitive Advantage - Victory The New American motorcycle Highest quality motorcycle in the industry Custom inspired styling Modern performance technology

2006 2007 2008 2009 2006 113 113 94 47 10 guidance 2005 2006 2007 2008 274 289 278 254 Victory Motorcycles (Millions) Penetrate Touring Segment Strengthen Victory Proposition with core customer Lean operations Expand Global distribution presence Victory 5% Off Road Vehicle Victory Snowmobile PG&A 0.67 0.05 0.1 0.18 Economy suppressing 1400+cc industry segment during 2009 (-27% YTD) Segment remains very sizeable market space in N.A. Additional opportunity internationally Units in thousands U.S. 1400+cc Motorcycle Market $3.9 Billion Market 3 Year CAGR = -2% Down 40% to 50% Sales

Expand Victory Global Distribution Presence United Kingdom Australia

Low Emission Vehicles Neig other Q2 2009 0.1 0.9 Neighborhood Vehicles People Transport Light Duty Government Commercial Stealth Hunters Multi-acre Homeowners New & growing customer base Expanding migration to warmer weather Growing demand for low emission vehicles Underserved Market - few purpose built vehicles Fragmented market Low Emission Vehicle Opportunity ON-ROAD Polaris Breeze(tm) OFF-ROAD RANGER EV Efficient Power Motor: 30 HP, 48 Volts Batteries: Eight 12 Volt Batteries Three Operating Modes Performance - up to 25 MPH Pulling/Towing Maximum Range - up to 50 Miles New Customers Quiet Home Use, Commercial Uses, Government, Commercial, Hunters CLEAN. QUIET. ELECTRIC.

IR - Sept. 2009 27 Parts, Garments & Accessories Division Highest margin business Innovation is key driver of success Over 200 new accessories in 2009 PG&A 18% (Millions) Sales ORV 67% Victory Other 6% 8% Snow 19% PG&A Sales by Product (2008) $270 $293 $344 2006 2007 2008 2009 guidance Down 13% to 17%

France Australia / New Zeland UK Sweden / Norway Germany Spain Finland Russia Italy Portugal Japan Others 246900 153100 102500 161500 256400 107200 68700 29100 78300 30200 80500 483600 US Canada International 1371.1 304.2 273 International Division Est. Market Size for Polaris Products 2008 Market - $1.9 Billion Polaris Subsidiaries Int'l 16% Competitive Advantage Higher quality product Stronger Brand "American Made" seen as better by consumer Sales 2006 2007 2008 2009 2006 233 258 304 243 31 guidance Down 10% to 20% (Millions)

2009 2012 Organic 200 350 Buy 250 2009 2012 Organic 262 500 Buy 500 Strengthen EMEA #1 ORVs OEM Structure Lean Logistics Local Development Grow Business 25% of Polaris Revenue New Market Development 3 Strategic Regions Brazil / China / India 3 Adjacent Segments On-Road / Light Work / Military 2009 2012 Organic 50 150 Buy 250 2009 2014 2009 2014 2009 2014 New Organic New Organic New Organic Global Market Strategy

2006 2007 2008 2009 East 21 23 28 28 West 5 North Most satisfied customers for our products Top Net Promoter Score 75+ Consistent market share gains in all businesses Expanding operating profit margins Continuous non value add waste reduction throughout value chain Most profitable dealers Simplicity and efficiency in everything we do Fastest to meet customer needs Fastest product development cycle Fastest back end and dealer turns Best, most effective dealers Aggressive re-investment into future growth Operational Excellence What's the End Game Look Like? Expect gross margins to increase up to 130 basis points in 2009 Total Company Gross Margins (dollars In millions) 21.7% 22.1% 22.9% Guidance Sustained Greatness

Operational Excellence Transforming Polaris' Business Model Market Share 2 1/2 years of market share gains everywhere Dealer Inventory Down over 55,000 units in 3 years in N.A. Business Model MVP is working; expanding significantly in 2009 Quality Net Promoter Score (NPS) continues to improve; Cost Product/operating expense down significantly. Speed Fastest in powersports, 40% faster than 2006 Innovation Industry-leading new product news MY08/09/10 Traction & Momentum Increasing on Operational Excellence - Different is Good

Balance Sheet and Liquidity Profile $ In millions (except per share data) YTD June 2009 +- YTD June 2008 Full Year / Year End 2009 Guidance Total Debt - ending $250.0 -$11.0 Similar to 2008 Net Debt - ending (debt less cash balances) $220.0 -$19.1 Improved from 2008 Credit Facility (expires December 2011) $450.0 - $450 Average debt outstanding $295.6 +$21.5 Similar to 2008 Debt Interest Rate - ending 0.79% -210 bpts Lower average rate than 2008 Capital Expenditures $25.2 -$12.4 $50 to $55 (narrowed) Depreciation and amortization $28.7 +$1.6 $60 to $65 (unchanged) Operating cash flow -$8.7 -$30.4 % decline in line with net income Factory Inventory $219.6 -$58.8 Lower than 2008 Stock buyback $0.3 -$85.6 Minimal repurchases in 2009 Dividend (per share) $0.78 +$0.02 $1.56 per share (+3%)

2009 Full Year Guidance Product Line Sales Off-Road Vehicles Down 21% to 25% Snowmobiles Down 15% to 20% Victory Motorcycles Down 40% to 50% PG&A Down 13% to 17% Total Company Sales Down 20% to 25% Gross Margins Up to 130 bpts improvement Operating expenses Down significantly in dollars; up as a percent of sales Income Taxes In the range of 34.0% to 34.5% of pretax income EPS, Diluted $2.70 - $2.90 (-23% to -17%) EPS Guidance Narrowed for Full Year 2009 in Q2 2009

SUMMARY Polaris 5-Year Strategic Objectives Best in Powersports PLUS Growth through Adjacencies Global Market Leadership Operations is a Competitive Advantage Strong Financial Performance A Great Future for All Stakeholders

Polaris Industries Inc. Thank you. Q & A

IR - Sept. 2009 36 Appendix Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris’ annual report, 10-K, 8-K, 10-Q and form S-3 registration statements. Regulation G Reconciliation Private Securities Litigation Reform Act of 1995 - Polaris Industries Inc. Disclosure Litigation Statement Year Cash Flow Provided Deferred income taxes Changes in current operating items Net cash provided by operating activities 1999 119.8 2.8 11.9 134.5 2000 129.7 1.3 (25.9) 105.1 2001 150.8 (10.6) 51.8 192.0 2002 176.9 4.3 14.6 195.8 2003 179.1 (8.7) (7.9) 162.5 2004 202.3 (1.5) 36.3 237.1 2005 211.4 1.6 (50.5) 162.5 2006 177.8 1.3 (26.3) 152.8 2007 189.1 (10.3) 34.4 213.2 2008 197.6 (1.0) (20.4) 176.2 Cash Flow Provided by operating activities from continuing operations (dollars in millions)

WIN WITH BEST PRODUCT AND BEST VALUE Off-Road Vehicles: New for MY '10 Sportsman XP850 Touring/ 550 Touring Sportsman 550 X2 Ranger XP 800 Ranger Crew 800 Ranger 6x6 800 Ranger EV (Electric) Sportsman 800EFI Sportsman 500HO Touring Trail Boss Scrambler / Trial Blazer Ranger 400 All Youth 50s Lead Compliant!

600 Rush 600/Turbo LX Widetrak IQ Snowmobiles: New for MY '10

Cross Country Cross Roads Expanded 8-Ball Line-up: Vegas, Hammer, Kingpin, Vision Victory Motorcycles: New for MY '10

Military: Ultra light Tactical Vehicles MVRS 700 Crew 700 XP 6X6 HD RZR-SW MV 700 6X6 550/850 XP IQ LX Polaris Defense Product Line